                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [ ]

     Filed by a party other than the registrant [X]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [ ] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                                PRINTWARE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                               PYRAMID TRADING LP
                            OAKMONT INVESTMENTS LLC
                                  DANIEL ASHER
                                  GARY KOHLER
                                 ANDREW REDLEAF
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                  PRESS RELEASE

                       OPPOSITION GROUP WINS PRINTWARE PROXY CONTEST

         Minneapolis, Minn. - June 12, 2000 - Shareholders of Printware, Inc. of Eagan, Minnesota (NASDAQ: PRTW), based on preliminary figures released by the inspector of elections, voted to elect all nominees of the Shareholders' Committee to Improve Printware Shareholder Value (the "Committee") to the board of directors of Printware. The Committee's nominees are Charlie Bolger, Stanley Goldberg, Roger Lucas, Douglas Pihl, Gary Kohler and Andrew Redleaf. These preliminary results are subject to final verification and both sides have an opportunity to review the vote count if they desire to do so.

         Gary S. Kohler, a spokesperson for the opposition slate, stated: "I am gratified by Printware's shareholders' strong statement of support by voting to elect our new board. It is difficult to unseat an incumbent board. Our message to shareholders has been a message of realism - that change is needed - and shareholders have agreed with us."

         Mr. Kohler continued, "We look forward to a smooth transition as our directors begin their review of Printware."

         Printware's Annual Meeting of Shareholders was held last week on June 7, 2000. Printware announced at the Annual Meeting that final results would be released June 16, 2000. The Committee consists of Pyramid Trading LP, Oakmont Investments LLC, Daniel Asher, Gary Kohler and Andrew Redleaf.

         Contact: Gary S. Kohler, Shareholders' Committee to Improve Printware Shareholder Value, tel. 612-253-6027.

                                       ###